INNOVUS PHARMA™

BRINGING SCIENCE AND TECHNOLOGY TO MAKE BETTER PRODUCTS FOR A HEALTHIER LIFE

August 31, 2018



SAFE HARBOR

STATEMENT

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc., including its subsidiaries and affiliates (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent Form S-1, annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.



BASED IN SAN DIEGO, CA (OTCQB: INNV)

LEADER IN OTC AND CONSUMER CARE PRODUCTS

DOUBLE DIGIT YEAR TO YEAR GROWTH

PROPRIETARY BEYOND HUMAN® DTC SALES & MARKETING PLATFORM

COMPANY PROFILE

(as of August 23, 2018)

TRADING SYMBOL: OTCQB: INNV	PRICE PER SHARE: $0.14	STOCK PRICE RANGE (52-WEEK) $0.08 - $0.21
AVG. DAILY TRADING VOLUME: 784,000 SHARES	MARKET CAP: $28 MILLION	SHARES OUTSTANDING: 207.2 MILLION
INSIDER BENEFICIAL OUTSTANDING: 16.1%	CORPORATE HEADQUARTERS: SAN DIEGO, CA	NUMBER OF EMPLOYEES: 23

WWW.INNOVUSPHARMA.COM

INNOVUS PHARMA

COMPANY HIGHLIGHTS

Rapid Commercial Growth

- $4.8M in net revenue in 2016
- $8.8M in net revenue in 2017
- H1 2018 net revenue of $11.9M
- 81% gross margin in Q22018
- 2018 revenue guidance: $23M
- Exiting 2018 profitable

Continuously Expanding Ex-U.S. Footprint

- Distribution partners in 110 countries (ex-U.S.)
- Products commercially launched in 12 countries
- Regulatory approval received in 36 countries

Deep Portfolio of Commercial Products

- Total of 32 commercial products
- 4 OTC drugs
- 3 Medical Device
- 25 clinical dietary supplements and consumer care products
- 3 to 5 additional product launches expected in 2018

Proprietary Sales Marketing Platform

- One of the most efficient direct- to-consumer sales & marketing platforms
- Reaching 20-30 million consumers a month
- Extensive print, online & retail sales channels
- US and Canada

INNOVUS PHARMA™

WHAT MAKES INNOVUS UNIQUE

DEEP PROPRIETARY PRODUCT PORTFOLIO (32 AND GROWING)

+

PROPRIETARY & POWERFUL FULLY INTEGRATED DIRECT-TO-CONSUMER SALES & MARKETING PLATFORM

+

EXPERIENCED & PROVEN MANAGEMENT TEAM

↓

Impressive Revenue Growth: 2015-1H2018

204% CAGR

Gross Margins: Strong & Consistent

81%

INNOVUS PHARMA

CURRENTLY COMMERCIALIZING 32 PRODUCTS

OTC DRUGS ANDA

- FlutiCare

OTC DRUGS MONOGRAPH

- ARTHRITIS APEAZ ULTRA
- XYRALID Cream
- XYRALID Supp.
- EJECTDELAY

MEDICAL DEVICES

- UriVArx UTI

CLINICAL SUPPLEMENTS

- AllerVarx
- Androferti
- BEYOND HUMAN
- Vesele
- UriVArx
- ProstaGorx
- ArthriVarx Joint Supplement
- PEVArX
- Eagle Vision Formula
- MZS
- RecalMax Promotes Healthy Brain Function
- Can-C Plus

CONSUMER CARE

- Zestra
- Zestra Glide
- Sensum+
- Can-C
- DIABASENS

OUR PRODUCTS ARE APPROVED IN 36 COUNTRIES AND ON THE MARKET IN 12 COUNTRIES

US PRODUCT PIPELINE

PRODUCT	AREA	TYPE	EXP. LAUNCH
GlucoGorx™ (Glucometer/strips)	Metabolic/blood sugar	Device	2H18
Carvanum™	Leg cramps support/Circulation	Topical	2H18
Neuriterx™	Nerve Health Support	Oral	2H18
Xyralid® Suppositories	Hemorrhoids	OTC	2H18
Musclin™	Muscle Growth	Oral	2H18
Regenerum™	Cachexia/muscle growth	Oral	2019

CANADA PRODUCT PIPELINE

PRODUCT	AREA	STATUS	EXP. APPROVAL
BH Testosterone®	Urology	NHP - Oral	2H18
RecalMax™	Memory	NHP - Oral	2H18

UP-COMING CLINICAL TRIAL DATA

PRODUCT	TRIAL DESIGN	Country	EXP. DATE
Vesele	Combination with Cialis (Improving Cialis IIEF Score Erectile Dysnfunction Endpoints)	US	2H18
BH Testosterone	Testosterone Levels	US	1H19
Musclin	Muscle Growth (Efficacy)	US	2H18
Regenerum	Cachexia (Safety Efficacy)	US	2H19



INNOVUS PHARMA™

BEYOND HUMAN

SALES & MARKETING PLATFORM

ONE OF THE MOST POWERFUL AND REACHING DIRECT-TO-CONSUMER SALES & MARKETING PLATFORMS

BEYOND HUMAN

SALES & MARKETING PLATFORM

INNOVUS PHARMA™

REACHING 20-30 MILLION PEOPLE IN THE UNITED STATES ON A MONTHLY BASIS

PRINT MEDIA ADVERTISING



MAGAZINES
NEWSPAPERS
NEWS
DIRECT MAIL
TEAR SHEETS
RETENTION CARDS
BOO!
FULFILLMENT SHEETS
CATALOGUE
CO-MARKETING

BEYOND HUMAN

SALES & MARKETING PLATFORM

INNOVUS PHARMA™

EXTENSIVE ONLINE MEDIA PRESENCE



drugstore
sears
wish
amazon
ebay
Walmart
Walgreens
Premiere Online Retailers
Over 100K Followers
160 Websites
Over 2.5 Million Subscribers
DSV10 Media
Extensive Media Buy
Affiliate Marketing
Google AdWords
Native Advertising

BEYOND HUMAN

SALES & MARKETING PLATFORM

INNOVUS PHARMA

SELECTIVE WHOLESALE AND RETAIL PRESENCE

AmerisourceBergen · ATTAIN AMI · Big Y · BARTELL DRUGS · CAPITAL DRUG · CardinalHealth · C&S wholesale grocers · Dakota Drug Inc. HEALTHCARE DISTRIBUTOR · FredMeyer · GIANT EAGLE · H&H WHOLESALE · HAMACHER RESOURCE GROUP · IMPERIAL · KINRAY · Kroger · meijer · McKESSON · Morris & Dickson · SHOWCASE HOME OF THE HOTTEST TRENDS · SMITH DRUG COMPANY · DP+ · SWANSON Health Products · CVS pharmacy · familiprix · PJC Jean Coutu · K&F · LONDON DRUGS

BEYOND HUMAN

SALES & MARKETING PLATFORM

STRATEGIC GLOBAL PARTNERSHIPS IN 111 COUNTRIES

elis Pharmaceuticals
LaVasta PHARMA
ACERUS PHARMA
DanaLife ApS
Luminarie
KLAB
DENSMORE Laboratoire PHARMACEUTIQUE
tramorgan LIMITED
BroadMed
biotask
tabuk pharmaceuticals
lb resources
ORIMED PHARMA
Ovation Pharma
JH
سوطيما Sothema
MW
Pharma Solutions

CONSOLIDATED FINANCIAL SALES (IN THOUSANDS)



Trends
Revenue Growth: 2015-1H2018
204% CAGR
Gross Margins: Strong & Consistent
81%
$25,000
$20,000
$15,000
$10,000
$5,000
$-
FY 2015
FY 2016
FY 2017
FY 2018 (projected)

REVENUE GROWTH Y/Y	-	555%	83%	161%
GROSS MARGINS	54%	78%	79%	81%

INNOVUS PHARMA

Continuously De-Risking Our Revenues

Expanding Internationally and Adding Additional Sales Channels

Q2-2018

Q1-2018


2.2%
14.3%
83.5%
US
Canada
Rest of world
0.1%
7.8%
92.1%

Q2-2018

Q1-2018


2.4%
2.1%
8.7%
0.4%
16.0%
48.2%
8.6%
10.7%
2.9%
Newspaper
Magazine
Mailers
E-commerce
Ex-U.S.
Retail/Wholesalers
Co-operative Marketing
Service Revenue
0.0%
0.0%
4.1%
0.7%
16.9%
8.7%
56.5%
10.5%
2.6%

Monthly Subscription Revenue

Exponential growth over time through DTC marketing channel



$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Actual
Projections

INNOVUS PHARMA™

EXPERIENCED LEADERSHIP

TEAM

KEY MANAGEMENT & PREVIOUS EXPERIENCE

	YEARS OF EXPERIENCE INDUSTRY/INNOVUS	EMPLOYER
BASSAM DAMAJ, PH.D. *PRESIDENT & CEO*	>20/6	Apricus, Pfizer, Ligand, Genentech, Mitsubishi Tanabe Pharma
RANDY BERHOLTZ, ESQ, MBA/JD *EVP CORPORATE DEVELOPMENT AND GENERAL COUNSEL*	>25/6	Apricus, ACON, NanoGen
RYAN SELHORN *CFO, VP*	>14/1	MediciNova, Grant Thornton, Signature Analytics
Chris Stella *VP, OPERATIONS*	>5/1	nutraclick, smg Stella Marketing Group

INDEPENDENT BOARD OF DIRECTORS

HENRY ESBER PH.D. .... *CHAIRMAN OF THE BOARD*

ZIAD MIRZA, MD .... *INDEPENDENT DIRECTOR*

VIVIAN LIU .... *INDEPENDENT DIRECTOR*

DEAN NUHAILY .... *INDEPENDENT DIRECTOR*

WHY INVEST IN INNOVUS

FAST-GROWING COMMERCIAL-STAGE REVENUE GENERATING COMPANY

- $0.7M in net revenue reported in 2015
- $4.8M in net revenue in 2016
- $8.8M in net revenue in 2017
- $11.9M in net revenue in H1 2018
- 32 commercial products in multiple high-value markets
- High-value product pipeline targeting over $5 billion U.S. market

HIGH GROWTH & REVENUES

- $23M in projected net revenue for 2018
- 81% gross margins

MULTIPLE 2018 MILESTONES

- Multiple new product launches expected in H2 2018 in the US and Canada (GlucoGorx ™ Glucometer and supplement, Musclin™, Neuriterx™ and Carvanum™, BH Testosterone-Canada, RecalMax- Canada)
- Expecting clinical data of several post marketing trials including combination of Vesele® and Tadalafil in ED patients, Musclin™ for muscle growth and Regenerum™ for Cachexia)
- Expecting profitability exiting 2018

UNIQUE BUSINESS STRATEGY AND NICHE MARKET

- Robust Beyond Human® DTC sales & marketing platform (reaching 20-30 million consumers/month) and online platform
- Unique business model combining branded approved drugs and devices with known, clinically-tested and loyal supplements for the same indication

EXPERIENCED AND PROVEN MANAGEMENT TEAM

INNOVUS PHARMA™

Bassam Damaj, Ph.D.
President & CEO

+1.858.964.5123

ir@innovuspharma.com

BRINGING SCIENCE AND TECHNOLOGY TO MAKE BETTER PRODUCTS FOR A HEALTHIER LIFE